                                                                   Exhibit 10.66

                                   ASSIGNMENT


        PACIFIC DEMOGRAPHICS CORPORATION, formerly known as ARVTC, Inc., a California corporation, of 245 Fischer Avenue, D-1, Costa Mesa, California 92626 ("Assignor"), hereby assigns to EENHOORN GP-ROSEWOOD, LLC, a Michigan limited liability company, of 2620 Horizon Drive, S.E., Suite C, Grand Rapids, Michigan 49546 all of its interest in the receivable obligation owed by ROSEWOOD VILLAS, A CALIFORNIA LIMITED PARTNERSHIP, a California limited partnership, in the amount of One Million Fifty-Six Thousand Dollars ($1,056,000).

Dated: January 16, 2001.

                                        ASSIGNOR:

                                        Pacific Demographics Corporation



                                        By:
                                           ------------------------------

                                            Its:
                                                -------------------------